Exhibit 99.1

Modine Completes Spin-off and Combination of its Performance Technologies Business with Gentherm

Announces Final Exchange Ratio and Cash Distribution to Modine

RACINE, Wis., October 1, 2026 – Modine (NYSE: MOD) (“Modine” or the “Company”) today announced the completion of the previously announced spin-off of its Performance Technologies business, which was held by Platinum SpinCo Inc. (“SpinCo”), and subsequent combination of SpinCo with Gentherm (NASDAQ: THRM) (“Gentherm”) through a Reverse Morris Trust transaction.

“Completing this transaction marks an important milestone in our evolution to a diversified thermal management company serving high-growth markets,” said Neil D. Brinker, President and Chief Executive Officer of Modine. “With a portfolio focused on data center cooling, commercial HVAC and refrigeration, we can devote our resources and 80/20 discipline to the markets where our thermal management expertise can make the greatest difference for customers and create long-term value for shareholders.”

“We congratulate the Gentherm team on completing this transaction and thank our Performance Technologies colleagues for their meaningful contributions to the organization,” Brinker added. “We wish them continued success as part of Gentherm.”

As previously announced, Modine expects to call a special meeting of shareholders during the next three months to vote on a proposed amendment to Modine’s articles of incorporation to change the Company’s name to Modexus Solutions. If the amendment is approved, Modine’s common stock is expected to continue to trade on the New York Stock Exchange (the “NYSE”) under its current ticker symbol, “MOD.” Details of the special meeting, including the meeting date and record date, will be announced at a later date.

As part of the transaction, Gentherm acquired the Modine brand, domains, and trademarks and will continue to go to market as Modine. Following shareholder approval of the proposed name change, Modine (NYSE: MOD) intends to operate as Modexus Solutions and will continue using the Modine brand in certain businesses (the Heat Transfer Solutions and HVAC Technologies businesses in its Commercial HVAC segment) under a license with Gentherm. The arrangement preserves customer continuity after the separation and allows customers to continue to access Modine products, solutions, and resources through Modine-branded channels.

Transaction Details

The transaction was structured as a Reverse Morris Trust transaction pursuant to which Modine’s Performance Technologies business was spun off as a separate subsidiary of Modine and then merged with a wholly owned subsidiary of Gentherm. The transaction is intended to be tax-free to Modine and its shareholders for U.S. federal income tax purposes, except that Modine shareholders will generally recognize gain or loss on any cash received in lieu of fractional shares of Gentherm common stock.

In the transaction, Modine shareholders received 0.44619 shares of Gentherm common stock for each share of Modine common stock they held as of the close of business on September 28, 2026, the record date for the spin-off, with cash in lieu of any fractional shares of Gentherm common stock. As of the closing of the transaction, Modine’s shareholders owned shares of Gentherm common stock representing approximately 43.62% of the outstanding shares of the combined company, and Gentherm shareholders prior to the closing of the Transaction owned shares of Gentherm common stock representing approximately 56.38% of the outstanding shares of the combined company, without taking into account any overlapping shareholder ownership. In addition to their shares of Gentherm common stock, Modine shareholders continue to hold the same number of shares of Modine common stock they held prior to the transaction.

Modine received a cash distribution from SpinCo of approximately $156 million in the Transaction that was used to repay outstanding indebtedness. In addition, following adjustment to the exchange ratio, the Gentherm Board of Directors declared a special dividend of $2.07 per share to be paid on October 7, 2026 to Gentherm shareholders as of September 28, 2026, the record date for the special dividend, in accordance with the Merger Agreement.

Based on the closing price of Gentherm common stock on September 30, 2026, the transaction valued the Performance Technologies business at approximately $946.4 million.

Pursuant to the terms of the merger agreement, Paul Mascarenas has been appointed to the Gentherm Board of Directors effective upon the closing of the transaction.

Forward Looking Statements

This press release includes “forward-looking statements” as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the expected benefits of the transaction for Modine, the intended use of the proceeds of the cash distribution and the timing of the special meeting of shareholders to vote on the proposed name change. These forward-looking statements may be identified by the words “believe,” “feel,” “project,” “expect,” “anticipate,” “appear,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “suggest,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts are forward-looking statements.

These forward-looking statements are based on Modine’s current expectations and are subject to risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties, many of which are beyond Modine’s control. None of Modine or its directors, executive officers, advisors or representatives make any representation or provide any assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur, or if any of them do occur, what impact they will have on the business, results of operations or financial condition of Modine. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements, including developments that could have a material adverse effect on Modine’s businesses and the ability to realize the benefits of the transaction. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others: (1) unexpected costs, charges or expenses resulting from the transaction; (2) failure to realize the anticipated benefits of the transaction on the expected timeframe or at all; (3) evolving legal, regulatory and tax regimes; (4) changes in general economic and/or industry specific conditions or any volatility resulting from the imposition of and changing policies, including those policies with respect to tariffs; (5) actions by third parties, including government agencies; (6) the risk that the anticipated tax treatment of the transaction is not obtained; (7) the risk that Modine’s shareholders do not approve the proposed name change, that the special meeting of shareholders or the implementation of the name change is delayed or does not occur on the anticipated timeline; (8) the risk that the name change causes confusion among customers, suppliers, employees or investors or adversely affects brand recognition; and (9) other risk factors detailed from time to time in Modine’s reports filed with the SEC, including Modine’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, including documents that are filed with the SEC in connection with the transaction. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this press release. Modine does not undertake, and expressly disclaims, any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

About Modine

For more than 100 years, Modine has solved the toughest thermal management challenges for mission-critical applications. Our purpose of Engineering a Cleaner, Healthier World™ means we are always evolving our portfolio of technologies to provide the latest heating, cooling, and ventilation solutions. Through the hard work of more than 10,000 employees worldwide, our businesses advance our purpose with systems that improve air quality, reduce energy and water consumption, lower harmful emissions, enable cleaner running vehicles, and use environmentally friendly refrigerants. Modine is a global company headquartered in Racine, Wisconsin (U.S.), with operations in North America, South America, Europe, and Asia. For more information about Modine, visit www.modine.com.

Contacts

Investor Contact

Kathleen Powers

(262) 636-1687

kathleen.t.powers@modine.com

Media Contacts

Adam Pollack / Sharon Stern
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449
ModineMedia-JF@joelefrank.com